UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2021 (April 15, 2021)

Fifth Wall Acquisition Corp. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40415	98-1583957
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6060 Center Drive 10th Floor Los Angeles, California	90045
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310)-853-8878

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001	FWAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 24, 2021, the Registration Statement on Form S-1 (File No. 333-255292) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Fifth Wall Acquisition Corp. III (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. The Company granted the underwriters in the IPO a 45-day option to purchase up to 3,750,000 additional Class A Ordinary Shares (as defined below) to cover over-allotments, if any.

On May 27, 2021, the Company consummated the IPO of 27,500,000 Class A ordinary shares, $0.0001 par value, of the Company (the “Class A Ordinary Shares”), including the issuance of 2,500,000 shares as a result of the underwriters’ partial exercise of their over-allotment option. The shares were sold at an offering price of $10.00 per share, generating gross proceeds of $275,000,000 (before underwriting discounts and commissions and offering expenses). Further, in connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•	an Underwriting Agreement, dated May 24, 2021, among the Company, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and BofA Securities, Inc., as representatives of the several underwriters, which contains customary representations and warranties and indemnification of the underwriters by the Company;

•	an Investment Management Trust Agreement, dated May 24, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Shares (as defined below), and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

•	a Registration and Shareholder Rights Agreement, dated May 24, 2021, among the Company, Fifth Wall Acquisition Sponsor III LLC (the "Sponsor") and the other Holders (as defined therein) signatory thereto, which provides for customary demand and piggy-back registration rights for such Holders;

•	Indemnity Agreements, each dated May 24, 2021, between the Company and each of the officers and directors of the Company, pursuant to which the Company has agreed to indemnify each officer and director of the Company against certain claims that may arise in their roles as officers and directors of the Company;

•	a Letter Agreement, dated May 24, 2021, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which each of the Sponsor and each executive officer and director of the Company has agreed to vote any Ordinary Shares (as defined below) held by him, her or it in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 24 months from the closing of the IPO; to certain transfer restrictions with respect to the Company’s securities; and to certain indemnification obligations of the Sponsor; and

•

a Private Placement Shares Purchase Agreement, dated May 24, 2021, between the Company and the Sponsor, pursuant to which the Sponsor purchased 907,000 Class A Ordinary Shares, at a price of $10.00 per share in a private placement (the “Private Placement Shares”).

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the issuance and sale of the shares, the Company consummated the private placement of 907,000 Private Placement Shares at a price of $10.00 per Private Placement Share, to the Sponsor, generating gross proceeds of $9,070,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Shares are identical to the Class A Ordinary Shares sold in the IPO, subject to certain limited exceptions, including that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Shares (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2021, in connection with the IPO, Adeyemi Ajao, Alana Beard, Poonam Sharma Mathis, and Amanda Parness (the “New Directors” and, collectively with Brendan Wallace and Andriy Mykhaylovskyy, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective May 21, 2021, each of Adeyemi Ajao, Poonam Sharma Mathis and Amanda Parness was also appointed to the Board’s Audit Committee, with Amanda Parness serving as its chair, each of Alana Beard, Poonam Sharma Mathis and Amanda Parness was appointed to the Board’s Compensation Committee, with Poonam Sharma Mathis serving as its chair, and each of Adeyemi Ajao, Alana Beard and Poonam Sharma Mathis was appointed to the Board’s Nominating and Corporate Governance Committee, with Adeyemi Ajao serving as its chair.

On May 24, 2021, the Sponsor transferred 30,000 of the Company’s Class B ordinary shares, $0.0001 par value (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), to each of the New Directors as compensation for his or her service as a director of the Company.

Other than the foregoing, none of the Directors is party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor is any Director party to any transaction required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws.

On May 21, 2021, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association (the “Amended Articles”), effective May 24, 2021. The terms of the Amended Articles are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Articles is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

A total of $275,000,000 of the net proceeds from the IPO and the Private Placement (which includes the underwriters’ deferred discount of $9,625,000) was placed in a trust account, with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its franchise and income tax obligations, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended Articles (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company has not complete its initial business combination within 24 months from the closing of this offering or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of this offering, subject to applicable law.

On May 24, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference. On May 27, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated May 24, 2021, by and among the Company, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC and BofA Securities, Inc., as representatives of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company, effective May 24, 2021.

10.1	Investment Management Trust Agreement, dated May 24, 2021, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration and Shareholder Rights Agreement, dated May 24, 2021, by and among the Company, the Sponsor and the other Holders (as defined therein) signatory thereto.

10.3	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form S-1 (File No. 333-255292) filed on April 16, 2021).

10.4	Letter Agreement, dated May 24, 2021, by and among the Company, the Sponsor and each director and executive officer of the Company.

10.5	Private Placement Shares Purchase Agreement, dated May 24, 2021, between the Company and the Sponsor.

99.1	Press release, dated May 24, 2021.

99.2	Press release, dated May 27, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2021

Fifth Wall Acquisition Corp. III

By:	/s/ Andriy Mykhaylovskyy
Name:	Andriy Mykhaylovskyy
Title:	Chief Financial Officer